ALGT Investor Day

Maury Gallagher, Chairman & CEO

November 2011

Forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

2010/2011 – Investment/transition years

- Investment in:
  - Management – upgrades/new positions – maturing company
    - Senior VPs – Allard and Reichartz
    - Operations Management
    - Pricing Management
  - Aircraft
    - 166 seat project
    - MD-80 engines
    - 757
  - Technology
    - Update/upgrading technology platform - Flexibility
    - Outward facing – new look/feel website – DOT compliant
  - Balance sheet - $125M term loan

allegiant™ Travel is our deal.

2011 – Challenges

- Another fuel spike
  - Capacity adjustments
  - Offset by historically highest fares
- Government intervention
  - Consumer rule #2
  - G4 and others suing government over:
    - Full fare advertising requirement
    - 24 hour hold requirement
    - No post purchase price increases
    - Flex-fare tickets – take fuel risk until time of flight
- We will be ready – we are management!

allegiant™ Travel is our deal.

2012 – Opportunities/growth

- Hawaii
  - ETOPS progressing – FAA has manuals
  - Still on track for Hawaii in the Summer 2012
- 166 seat project
  - Still on track for completion by end of 2012
  - Benefits begin to accrue in 1st half of 2012
- Updated Automation - New website – 1st quarter 2012
- Growth
  - Will have 59 MD80's by end of 2012
  - Total 65 a/c including all of 757s

allegiant™ Travel is our deal.

Agenda

- Presentation schedule
  - Kris Bauer – 166 seat project, 757 ETOPS
  - Scott Sheldon – 2012 Cost update, CAPEX
  - Scott Allard – IT update
  - Michael Reichartz – 3rd party ancillary revenues
  - Andrew Levy – Revenue and growth update

allegiant™ Travel is our deal.

ALGT Investor Day

Kris Bauer, SVP Operations

November 2011

allegiant™
Travel is our deal.

Forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

Operations

- People
  - Continue to build team
  - Preparing for growth
  - Enhanced technical capabilities
- Las Vegas outsourcing
- ENV startup, GRR shut down
- Pilot productivity

allegiant™ Travel is our deal.

Pilot efficiency


2010 block and soft hours paid per line pilot
Block hours
100
80
60
40
20
0
84.0%
73.5%
72.6%
72.4%
71.6%
70.4%
68.7%
65.2%
68.8%
67.6%
64.8%
13.7
22.8
23.9
25.2
25.9
28.9
25.9
32.2
27.9
27.7
29.6
71.7
63.2
63.3
66.3
65.3
68.7
56.8
60.2
61.6
57.7
54.6
Allegiant
A
B
C
D
E
F
G
H
I
J
Block Hours
Soft Hours
Block-to-Credit Ratio

allegiant Travel is our deal.

Pilot efficiency - reserves



2010 block and soft hours paid per reserve pilot
Block hours
100
80
60
40
20
0
69.7%
51.3%
49.0%
48.1%
46.8%
45.8%
45.0%
41.3%
38.9%
34.8%
33.0%
17.8
34.1
39.9
39.7
43.8
36.2
42.2
41.6
48.1
49.6
56.0
41.1
36.0
38.3
36.8
38.5
30.6
34.6
29.2
30.6
26.5
27.6
A
B
C
D
E
F
G
Allegiant
H
I
J
Block Hours
Soft Hours
Block-to-Credit Ratio
G4 Minimum Guarantee

allegiant™ Travel is our deal.

Operations

- Engine overhauls
  - #1 driver of reliability
  - Increased shop visits, but still pursuing opportunistic buying
  - By 2Q12, over half of engines will have less than 1,000 cycles since shop visit
- Systems – investing in improvements
- TWU

166 seat project

- Currently forecasting to be under budget
- First two aircraft currently flying – positive feedback
- Forecasting 10 aircraft by year end, fleet completion 4Q12
- Project is behind original schedule

757 ETOPS / Flag carrier status

- Made decision in 2010 to separate 757 Operating Specification and ETOPS/Flag
- Ops Spec received July 1, 2011 – successfully operating one aircraft
- ETOPS/Flag application process (estimated dates)
  - Letter of intent – complete
  - Manual development, submission – complete
  - Local, Region, D.C. FAA approval – in process
  - Training – 2Q12
  - Contracts – ground handling, maintenance – 2Q12
  - Proving runs, validation flights – 2Q12
  - ETOPS, Flag approval – 2Q12
- Hawaii - targeting Summer 2012

allegiant™ Travel is our deal.

ALGT Investor Day

Scott Sheldon, SVP & CFO

November 2011

allegiant™ Travel is our deal.

Forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

Reiterate guidance

- Q4 11 CASM ex fuel +7 to 9%
- 2011 CASM ex fuel +12 to 14%
- Fixed fee and other revenue $11m to $13m
- Q4 11 PRASM +11 to 13%

Guidance subject to revision

allegiant™ Travel is our deal.

Engines

- Change in engine strategy
- Significant engine investment in 2011
- Less time from a shop visit should increase reliability
- Provides flexibility to effectively manage our assets



% of active engines
70%
60%
50%
40%
30%
20%
10%
0%
11%
47%
28%
20%
62%
33%
<= 1,000
1,000 - 2,500
>2,500
Range of cycles since overhaul
Jan-11
Dec-11

allegiant
Travel is our deal.

Maintenance costs

- Secondary purchases vs repair and overhaul
  - Repairs of 35 engines drove higher freight costs
  - Increase in repairs of APUs, drove rotable costs
- Engine expenses still influenced by used engine market
- Expenses related to revising manuals

Maintenance cost / AC/ month



Maintenance cost/AC/mos ($000)
$150
$125
$100
$75
$50
$25
$0
$95
$10
$22
$63
$103
$5
$36
$62
$103
$9
$30
$64
$130
$33
$30
$67
$110
$14
$30
$66
2008
2009
2010
2011 E
2012E
Other
C-checks
Engines

2011E & 2012E mid-point of guided range, 2011E range $125-$135k, 2012E range $105-$115k
Guidance subject to revision

allegiant™ Travel is our deal.

Fleet plan

	Q1 12	Q2 12	Q3 12	Q4 12
MD-80	57	58	58	59
757	1	2.7	4	4
Avg AC in period [1]	58	60.7	62	63
MD-80	53	54	54	55
757	1	2.7	4	4
Avg AC in operation	54	56.7	58	59

1 – includes 4 lines of 166 seat aircraft
Guidance subject to change

allegiant™ Travel is our deal.

2012 Cost trends

- 2012 system ASMs +25 to 30%
  - Subject to how quickly 166 seat aircraft are produced
    - Estimated $40 per incremental passenger – mktg, labor, depr, fuel
- 2012 Utilization – scheduled block hours/AC/day +5 to 9%
- 2012 scheduled stage length - +3 to 7%
- 2012 CASM ex fuel -5 to -10%
- 2012 engine expenses – lower run rate
- Variable pay
- Durbin Amendment
- Airport cost pressure

Guidance subject to revision

allegiant™ Travel is our deal.

2012 - CAPEX

- Two 757s left to purchase - ~$30m
- Remaining 166 seat aircraft converted - ~$20m
- Engine purchases - $25m thru 2Q12

Historical and estimated CAPEX



$120
$100
$80
$60
$40
$20
$0
$54
$32
$98
$105
$95
2008
2009
2010
2011E
2012E

Balance sheet

- Q3 11 Cash + marketable securities = $303m
- Debt to EBITDA = 1.2x (1)
- Interest coverage = 21.7x (1)
- Return on capital employed = 15.7%
- Rated BB- and Ba3 (2)
- $46m in current share repurchase authority

(1) See GAAP reconciliation in Appendix
(2) Rated BB- by Standard & Poor's, rated Ba3 by Moody's

allegiant™ Travel is our deal.

GAAP reconciliation

EBITDA calculations

$mm	YTD 2011	YTD 2008	LTM 3Q11	2010	2009	2008	2007
Net Income	38.6	17.2	51.0	65.7	76.3	35.4	31.5
+Provision for Income Taxes	22.5	9.3	30.6	37.6	44.2	19.8	19.2
+Other Expenses	4.3	.6	4.6	1.3	1.6	.7	-3.6
+Depreciation and Amortization	30.7	17.2	39.9	35.0	29.6	23.5	16.0
=EBITDA	**96.1**	**44.3**	**126.1**	**139.6**	**151.8**	**79.4**	**63.1**
Total debt			147.8	28.1	45.8	64.7	72.1
7 x annual rent			7.7	12.0	13.5	19.7	21.0
=Debt to EBITDA			**1.2x**	**0.3x**	**0.4x**	**1.1x**	**1.5x**
Average aircraft in period			51	47	43	36	28
=EBITDA per aircraft			**2.5**	**2.9**	**3.6**	**2.2**	**2.3**
System passengers (mm)			6.0	5.9	5.3	4.3	3.3
=EBITDA per passenger			**$20.87**	**$23.65**	**$28.49**	**$18.48**	**$19.32**
Interest expense			5.8	2.5	4.1	5.4	5.5
= Interest coverage			**21.7x**	**55.4x**	**37.2x**	**14.7x**	**11.4x**

Interest coverage = TTM EBITDA / TTM interest expense

GAAP reconciliation

Return on capital employed calculation

$mm	LTM 3Q11	2010	2009	2008
+ Net income	51.0	65.7	76.3	35.4
+ Income tax	30.6	37.6	44.2	19.8
+ Interest expense	5.8	2.5	4.7	5.4
+ Interest income	(1.2)	(1.2)	(2.5)	(4.7)
EBIT	86.2	104.6	122.7	55.9
+ Interest income	1.2	1.2	2.5	4.7
Tax rate	37.5%	36.4%	36.2%	35.9%
Numerator	**54.6**	**67.3**	**79.6**	**38.9**
Total assets prior year	486.0	499.6	424.0	405.4
+ Current liabilities prior year	(154.1)	(158.6)	(131.0)	(128.0)
+ ST debt of prior year	16.3	23.3	25.3	18.2
Denominator	**348.2**	**364.3**	**318.3**	**295.6**
= Return on capital employed	**15.7%**	**18.5%**	**25.0%**	**13.1%**

allegiant™ Travel is our deal.

ALGT Investor Day

Scott Allard, CIO

November 2011

Forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

Allegiant technology

- Joined as CIO in Q1 2011
  - Priceline.com, Spirit Airlines, TheLadders.com, Travelworm, American Express
- Proprietary technology platform
  - Integrated operations, distribution, and finance
  - Control over platform allows product changes and innovation
- Mission
  - Preserve advantages of proprietary platform
  - Support product expansion and growth
  - Modular platform for agility
  - End objective => flexible, scalable systems - a generation ahead

allegiant™ Travel is our deal.

Leveraging software to our advantage

- Enhance proprietary (*our*) system
  - Develop new highly-scalable eCommerce platform
  - Renovate core reservation system
- Enhanced resources
  - On-shore/off-shore team, ex-PCLN architects and engineers
  - Emphasis on well-engineered core platform
    - Focus on foundational structure and planning for future
    - Benefits downstream include agility and next-generation capabilities

allegiant™ Travel is our deal.

Technology roadmap

Current State

System needs enhancement

- Modern architecture will provide scalability, enhanced functionality, and agility

End State

Phased move to new architecture

- Separate, loosely-coupled OTA system and Air Reservation System for flexibility
- Individual AIS modules are either re-written , or replaced with purchased software.
- Phased approach aligns long-range technology milestones with business objectives



Website
AIS
AIS Database
New Website
Mobile Apps
Internal Apps
Third-Party Software
Library of Common Web Services
New AIS Database
OTA Database

allegiant™ Travel is our deal.

Driving revenue – competitive advantage

- Web services architecture is key - allows:
  - Rapid deployment of incremental functionality
  - Ability to test, measure and learn in A/B environment
  - New distribution platform - ability to sell incremental products
  - New website - additional purchase channels
  - Packaging engine - promotion engine - enhanced pricing optimization.
- New capabilities in upcoming eCommerce platform
  - Additional air ancillary products
  - Shopping cart with save-for-later feature
  - Hotel-only functionality
  - Direct-connect and GDS integration for third-party products
  - Market-specific pricing of hotels and ancillary products
  - Relevant advertising and promotions
  - Stored credit cards and preferences for single-click purchases
  - User-generated hotel reviews

allegiant™ Travel is our deal.

Software development strategy

- Distributed web services architecture separates:
  - Airline operations and eCommerce activities
  - Federation of distinct modules
  - Provides agility/speed for future upgrades
- Business logic contained in web services leveraged
  - By variety of client devices
  - User applications (write once, use anywhere)
- Platform launches January 2012 – basic functionality
- Thereafter enhance functionality/product offerings (follow $)
- Other improvements throughout 2012 and 2013

allegiant™ Travel is our deal.

Reducing cost

- eCommerce platform includes resource-saving features
  - Integrated content management system
  - Automated ad-server
  - Self-service tools for passengers

- Reservation system enhancements will drive savings
  - Next-generation airport automation
  - Mobile tools instead of kiosks
  - Mobile apps for airport, maintenance, and in-flight

allegiant™ Travel is our deal.

Building infrastructure to support scale

- Two new data centers in progress
  - "Private cloud" infrastructure
  - Flexible provisioning and configuration of assets
  - Geographically disbursed and load balanced in a "live-live" configuration
- First data center deployed in Q3 2011
  - Located in Switch's Vegas-based SuperNAP
  - One of the most advanced and secure facilities in the country
- Second facility planned for Q1 2012

allegiant™ Travel is our deal.

Technology timeline

Q1 2012	Q2 2012	Q3 2012	2H 2012	1H 2013	2H 2013
New Website Mobile App	Additional Air Ancillary Pricing Tools	Hotel-only	Airport Automation	International	

allegiant™ Travel is our deal.

ALGT Investor Day
Michael Reichartz, SVP Marketing

November 2011

Forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

This is ‘our store’


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How do we grow the hotel business in 2012?

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allegiant™ Travel is our deal.

Merchandising – Merchandising - Merchandising

- We will grow our marketplace that gives suppliers a venue to showcase their product in our store and to our email database.
  - Weekly campaigns featuring exclusive package offers:
    - Limited Time Offers (48 hour sales)
    - Free upgrade promotions
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allegiant™ Travel is our deal.

Execution matters…


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Talking to the Consumer

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- Weekly emails with exclusive offers
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- Impressive average monthly traffic at 2.5MM Unique Users (TTM)
  - Consumers are looking for deals
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  - Hotels will pay for additional exposure in our store
  - Ads will lead to better deals
  - Generate incremental revenue by selling ad space
  - Potential Non-travel verticals (i.e. insurance co's, luggage co's, etc)
  - We will sell Micro Sites to suppliers for sponsorship


{YOUR AD
HERE}

Allegiant Web Traffic; Source: Google Analytics

allegiant™ Travel is our deal.

Micro-Site example



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And Mobile is growing…fast



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Our Mobile store..


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Offering new value, deals & more, to the thousands of travelers sent every day to many popular destinations, while also generating significant new non-air revenues.

allegiant™
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- Deals launch q1 2012
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allegiant™
Travel is our deal.

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allegiant™ Travel is our deal.

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- Sponsors are always looking for new and interesting ways to reach an engaged audience.
- Sponsors can be incorporated in the application in several "non-intrusive ways" or via any method desired.

allegiant™ Travel is our deal.

ALGT Investor Day

Andrew Levy, President

November 2011

allegiant
Travel is our deal.

Forward looking statements

This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

allegiant™ Travel is our deal.

Revenue momentum

- Significant changes in our pricing/capacity planning group
- Past four quarters have had record total fare


Average total fare
$130
$125
$120
$115
$110
$105
$116
$117
$113
$125
$111
$128
$119
$121
Q4
Q1
Q2
Q3
2008
2010/2011

Q4 is 4th quarter 2010, remaining quarters 2011

Revenue 3Q11

	3Q10	3Q11	YoY	$ change
PRASM (cents)	6.89	8.58	25%	
TRASM (cents)	10.20	12.19	20%	
Avg fare – scheduled service	$69.99	$84.94	21%	$14.95
Avg ancillary - total	$33.66	$35.69	6%	$2.03
Avg total fare	$103.65	$120.63	16%	$16.98
Fuel expense per passenger	$40.07	$53.28	33%	$13.21

YoY PRASM changes in different market types(1)	YoY change in PRASM	% of markets
Markets with no change in capacity	19.4%	40.4%
Markets with increase in capacity	18.8%	14.2%
Markets with decrease in capacity	31.6%	45.4%

1 – Period covered 3Q10 vs 3Q11
PRASM = scheduled service passenger revenue per scheduled ASM
TRASM = total scheduled service revenue per scheduled ASM

allegiant™ Travel is our deal.

Demand robust

- October PRASM +17 to 17.4% on 5.7% growth in scheduled ASMs
- 4th quarter PRASM +11 to 13% on +5 to 9% ASM growth
  - 4th quarter 2010 PRASM +9.3%



YoY ALGT PRASM vs YoY ATA Mainline Domestic PRASM
Year over year % change
40%
35%
30%
25%
20%
15%
10%
5%
0%
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
ALGT
ATA - domestic mainline

4th quarter PRASM and scheduled ASM guidance subject to change

allegiant™ Travel is our deal.

Capacity plan

- Fuel relatively stable, demand strong
- More aircraft
- 166 seat and 757 contribution
- More utlization



30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
17%
6%
9%
4%
24%
14%
14%
3%
3%
-8%
-3%
-13%
-3%
-9%
7%
2%
17%
11%
1st Qtr 2010
2nd Qtr 2010
3rd Qtr 2010
4th Qtr 2010
1st Qtr 2011
2nd Qtr 2011
3rd Qtr 2011
4th Qtr 2011
1st Qtr 2012
Total scheduled ASM growth
Same store ASM growth

ASMs – available seat miles
Scheduled ASM growth in 4th quarter 2011 and 1st quarter 2012 is the midpoint of guided range

allegiant™ Travel is our deal.

Better equipped to handle higher fuel

	YTD 2008	YTD 2011	% change
System ASMs (billions)	3.40	4.79	41%
Average aircraft	36.1	51.4	43%
Avg fare – scheduled service	$85.59	$88.36	3%
Avg ancillary - total	$28.34	$36.34	28%
Avg fare - total	$113.93	$124.70	10%
Pre-tax margin	7.0%	10.4%	



$mm
120
100
80
60
40
20
0
$44
$96
$27
$61
EBITDA
Pre-tax income



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.84
$2.01
$3.58
$3.30
EPS
Scheduled fuel price

YTD 2008
YTD 2011

allegiant™ Travel is our deal.

Growth, growth, and more growth



Route & aircraft growth
180
160
140
120
100
80
60
# of routes
55
50
45
40
35
30
25
Average # of aircraft per quarter
1Q-2007
2Q-2007
3Q-2007
4Q-2007
1Q-2008
2Q-2008
3Q-2008
4Q-2008
1Q-2009
2Q-2009
3Q-2009
4Q-2009
1Q-2010
2Q-2010
3Q-2010
4Q-2010
1Q-2011
2Q-2011
3Q-2011
4Q-2011E
1Q-2012E
Routes
Average aircraft

allegiant™ Travel is our deal.

Future network plans

- More of same
  - Connect the dots (Appleton, WI to Phoenix, AZ)
  - New small cities, 50+ on current list (Asheville, NC to ORL)
  - New destinations (Cancun, Caribbean, New Orleans, NYC)
  - Frequency growth (Minot, Grand Forks)
- Hawaii
- International small cities (Merida, Mex to LAS, Regina, Can to ORL)
- Longer range opportunities – 757
  - LATAM to LAS and ORL
  - North Atlantic

allegiant™ Travel is our deal.

Ancillary revenue – third party products

- Bundled vacation packages
- Very high margins
  - 35% LTM pre-tax income
  - $102mm gross revenue LTM
- Wholesale price for hotel & car, we manage margin, no inventory risk

Growth	YoY 2010	YoY YTD 2011
Gross revenue	+22%	+17%
Net revenue	+24%	+23%



Ancillary revenue - third party products
USD mm
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$73.2
$19.7
$89.3
$24.4
$71.1
$18.8
$83.4
$23.1
2009
2010
YTD 2010
YTD 2011
Gross revenue
Net revenue

Gross revenue is Non GAAP
YTD – 1ST three quarters of the year

allegiant Travel is our deal.

We're not just an airline

- We are a travel company
- Third party
- Website
- Other air related ancillaries
- Travel club
- Credit card / loyalty program